EXHIBIT 32
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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2008. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2008                /s/ Raul S. McQuivey
                                      --------------------------------
                                      Raul S. McQuivey
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)


Dated: August 14, 2008                /s/ Sidney C. Hooper
                                      --------------------------------
                                      Sidney C. Hooper
                                      Chief Financial Officer
                                      (Principal Accounting Officer)